U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                     November 23, 2004 (February 25, 2005)


                            Provo International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

          001-15673                                     13-3950283
      ----------------                            --------------------
    (Commission File No.)                   (IRS Employer Identification No.)


                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553
              (Address and telephone number of principal executive
                         offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   REGULATION FD DISCLOSURE

         Provo International, Inc. (the "Company") announced today that it filed its proposed plan of compliance (the "plan") with the American Stock Exchange
(AMEX) prior to February 25th, 2005, the amended deadline set by AMEX. The Company anticipates a response from AMEX within the next few weeks. Although the Company is pleased with the plan and proposed direction of the company, it is unable to release more specific information or details until notified by AMEX of the completion of their review. As soon as the Company receives such notification, the company will promptly announce the results of the AMEX review, as well as a summary of the contents of the plan, which addresses issues including shareholder equity, the low common stock price, and proposed financing and acquisition activity.




Item 9.01   Financial Statements and Exhibits
      ( c ) Exhibits

            99.1      Copy of Press Release of March 21, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2005

                            Provo International, Inc.

                            By: /s/ Stephen J. Cole-Hatchard
                                ------------------------
                                Stephen J. Cole-Hatchard, CEO